UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2026
Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 644-7670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 20, 2026, Dream Finders Homes, Inc.’s (the “Company”) Board of Directors (“Board”) approved amendments (the “Amendments”) to the Dream Finders Homes, Inc. 2021 Equity Incentive Plan (the “Plan”). The Amendments to the Plan (1) create an exception to the limit on the sum of (a) any cash, or other compensation and (b) the value of awards granted under the Plan as compensation for services as a non-employee director during any fiscal year of the Company to $400,000 for any non-employee director who serves as Chairman of the Board, Co-Chairman of the Board or Lead Director or in a similar role, as determined by the Board (the “Director Compensation Limit”); (2) change the governing law for the Plan from Delaware to Texas; and (3) modify the definition of “Fair Market Value” in the Plan to allow greater flexibility in the method by which the price of the Company’s Class A Common Stock is used to determine value under the Plan (for amendments (2) and (3), collectively, the “Administrative Amendments”). The Administrative Amendments are effective as of the date of Board approval.
The amendment to the Director Compensation Limit was subject to shareholder approval. On August 20, 2026, the holder of a majority of the voting power of the Company’s outstanding shares of common stock, acting by written consent in lieu of a meeting, approved the amendment to the Director Compensation Limit pursuant to the Texas Business Organizations Code and the Company’s Bylaws and Certificate of Formation. The Company will file an information statement on Schedule 14C (the “Information Statement”) with the Securities and Exchange Commission and send the Information Statement to the Company’s shareholders notifying them of the approval of the amendment to the Director Compensation Limit. The amendment to the Director Compensation Limit will become effective at least 20 calendar days after the Information Statement is first mailed or otherwise furnished to the Company’s shareholders.
The summary of the Amendments to the Plan in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The information set forth in Item 5.02 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
10.1	Dream Finders Homes, Inc. 2021 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

Date: August 21, 2026	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary